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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                             -----------------------

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 8, 2004

                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)


       MASSACHUSETTS                   000-32955                 04-3557612
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                         -------------------------------

                             30 MASSACHUSETTS AVENUE

                       NORTH ANDOVER, MASSACHUSETTS 01845

                                 (978) 725-7500

    (Address,including zip code, of registrant's principal executive offices and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02(b).  Departure of Director or Principal Officers; Election of
               Directors; Appointment of Principal Officers.

      On November 8, 2004, Neil H. Cullen, a director of LSB Corporation and Lawrence Savings Bank resigned from the Board of Directors. Mr. Cullen's resignation letter states that his resignation results from his retirement and relocation to another state and not from any disagreement with the Company.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB CORPORATION

DATED:      November 8, 2004


By:         /S/ PAUL A. MILLER
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            Paul A. Miller
            President and Chief Executive Officer


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